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                                                                  EXHIBIT 10.17

                            DISBURSING AGREEMENT

        THIS DISBURSING AGREEMENT is made and entered into as of November 23, 2004, by and among EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company ("BORROWER"), Home Federal Savings BANK ("LENDER"), and First American Title Insurance Company of Kansas, a Kansas corporation ("ESCROW COMPANY").

                                  RECITALS:

        A. Borrower and Lender have entered into a Credit Agreement of even date herewith (THE "CREDIT AGREEMENT") providing for a loan (the "LOAN") in the maximum principal amount of $26,000,000. A portion of the proceeds of the Loan are to be used by Borrower to pay up to 60% of the Construction Costs for construction of an ethanol production, storage and distribution facility and related improvements (the "PROJECT") to be located on the real estate described in EXHIBIT A attached hereto (the "PROPERTY").

        B. Borrower and Lender have obtained a Commitment for Title Insurance for a mortgagee's title insurance policy (the "TITLE POLICY") relating to the Lender's Mortgage on the Property in the amount of $26,000,000, such Title Policy to be issued by Escrow Company.

        C. Borrower and Lender have requested that the Escrow Company act as disbursing agent for the disbursement of the Loan under the Credit Agreement in accordance with the terms thereof and of this Agreement.

                                  AGREEMENT:

        In consideration of the above recitals, of Lender's agreement to lend funds to Borrower under the Credit Agreement, and of the mutual agreements set forth below, the parties agree as follows:

        1. DEFINITIONS. All capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement.

        2. CONTRACTORS AND CONTRACTS. Borrower shall submit to the Escrow Company a copy of the Sworn Construction Cost Statement, and shall advise Lender and the Escrow Company of the name of the construction firm engaged as general contractor ("GENERAL CONTRACTOR") for completion of the Project, as well as all subcontractors thereof (each a "SUBCONTRACTOR"). Borrower shall also furnish to Lender (and the Escrow Company if so requested) a copy of the Lump Sum Design-Build Agreement with the General Contractor (the "GENERAL CONTRACTOR'S CONTRACT") and, as may be requested by Lender or Escrow Company, each contract with each of the Subcontractors. Borrower shall keep the Escrow Company and Lender advised at all times of the names of all Subcontractors, and of the type of work, material or services and of the dollar amount covered by each of their respective contracts with Borrower. It is understood that only (a) the General Contractor, (b) those Subcontractors whose names, contract descriptions and, after

        3. CONSTRUCTION. The Borrower shall not commence construction of, or accept delivery of materials for, the Project prior to the recording of the Mortgage without the prior written consent of Lender and the Escrow Company, which consent is hereby granted.

        4. AMOUNT OF ADVANCES. Borrower may obtain advances for disbursement to the

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General Contractor or Subcontractors only to the extent of the amount currently due to each for work satisfactorily completed or materials actually incorporated into the Project by the General Contractor or Subcontractors, less any retainage required herein, and Borrower agrees that all sums requested hereunder for disbursement to the General Contractor or Subcontractors shall not exceed that amount. Lender shall not be required to make the final advance for the payment of the full amount of the General Contractor's Contract until Lender is satisfied that all of the work covered by such contract has been completed in accordance with the approved Construction Plans, and all requirements set forth in the Credit Agreement have been fully complied with, including the requirements to evidence Construction Completion.

        5. RETAINAGE. Borrower may submit a Construction Draw Request for payment to the General Contractor no more than once each month and subject to a ten percent (10.0%) retainage of the aggregate amount of each such Construction Draw Request, provided, however, that when fifty percent (50%) of the total contract price for the Project ($17,950,000 aggregate payment) has been completed by the General Contractor, no additional amounts shall be retained from subsequent Construction Draw Requests, unless there is less than $1,795,000 total retainage. At such time as Lender shall have delivered notice to Escrow Company that the Inspecting Architect has confirmed that the Project is substantially complete, Escrow Company shall deliver to General Contractor all retained amounts relating to the completed portion of the Project, less an amount equal to the reasonable value of all remaining or incomplete items of the Project, provided that such payment shall only be disbursed when all of the conditions of the final Construction Draw Request as provided in this Agreement have been satisfied and Lender has been satisfied that the Project has been acceptably completed in accordance with the Construction Plans.

        6. ADVANCES THROUGH ESCROW COMPANY. Lender agrees that it will deliver the executed Mortgage to the Escrow Company for recording. Lender also agrees that it will advance all Loan proceeds under the Credit Agreement through the Escrow Company as provided in this Agreement, except for payments to be made to Lender (for interest and other charges), in accordance with the Credit Agreement, which Lender may advance directly to itself.

        7. CONDITIONS OF FIRST ADVANCE. Prior to advancing funds for the first Construction Borrowing, the Escrow Company shall be furnished:

        (a) An approval by Lender of the satisfaction of Conditions under the Credit Agreement. The approval shall take the form of a letter of instruction to the Escrow Company from Lender or Lender's attorneys, Lindquist & Vennum P.L.L.P.

        (b) An approval by the Lender of the condition of title to the Project. The Lender's approval shall take the FORM of a letter of instruction to the Escrow Company from Lender's attorneys, Lindquist & Vennum P.L.L.P., or receipt and approval of a marked-up title insurance commitment by such attorneys. The Escrow Company shall have issued or shall be prepared to issue the Mortgagee's Policy of Title Insurance in the form described in such letter or commitment.

        (c) Copies of any other construction documents required by Lender or the Escrow Company in their reasonable discretion.

        8. REQUIREMENTS FOR EACH ADVANCE. Whenever Borrower desires to obtain an advance of funds for payment in connection with construction of the project (an "ADVANCE"), Borrower shall submit a signed Construction Draw Request pursuant to the Credit Agreement to Lender, to the Inspecting Architect, and to the Escrow Company, at least five (5) Business Days prior to the date on which the requested Advance is to be advanced ("ADVANCE DATE"). BORROWER shall also simultaneously submit, in escrow, to the Escrow Company the following:

        (a) General Contractor's Application for Payment (AIA FORM) to establish the cost or

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                value of the Improvements for which Advances are to be and have been advanced or as may be required by the Credit Agreement.

        (b) A report of the Inspecting Architect certifying that work has been completed and materials are in place as indicated by the Construction Draw Request.

        (c) A waiver of mechanic's lien and/or materialman's lien, executed by the General Contractor, in the amount of the lienable costs of the Project payable from the requested Advance, together with a waiver of mechanic's lien and/or materialman's lien executed by each Subcontractor and supplier to which any portion of any preceding Advance was paid covering liens for all work done and materials supplied for which disbursement was made from any preceding Advance, in the fog i required by the Escrow Company. Such waivers shall be accompanied by a schedule listing all disbursements made from the preceding Advance and the recipients thereof.

        The Escrow Company shall request a search of the appropriate records and, within five (5) Business Days after receiving the foregoing items, shall
(i) give Lender notice by telephone if any intervening LIENS are disclosed (other than those expressly listed in the Title Policy or subsequent Amendments thereto previously provided to Lender), and (ii) deliver to Lender any endorsements necessary to include the amount of the Advance within the coverage of the Title Policy. If any such intervening liens (or other matters which in Lender's sole judgment jeopardize its security interest in the Property) are discovered by the Escrow Company, the Escrow Company shall refrain from making further disbursements until Lender notifies the Escrow Company that such intervening liens or other matters have been waived by Lender or satisfied. Upon demand of Lender, Borrower shall immediately cause any such liens or other matters to be satisfied of record or bonded, or shall make other arrangements with respect to the discharge thereof satisfactory to Lender.

        Prior to advance of the final Advance proceeds and in addition to the other requirements set forth in this Agreement, the Borrower shall deliver to the Lender the items described in SECTION 9 of this Agreement.

        On each Advance Date, if all the Eel tits and conditions of the Credit Agreement and this Agreement have been complied with by Borrower, if no default or Event of Default exists under the Credit Agreement, and if Lender has approved the Advance, Lender shall advance to the Escrow Company, in a manner satisfactory to the Escrow Company and Lender, the principal amount of the requested Advance (less any required retainage and less amounts payable to and advanced by Lender to itself). The Escrow Company shall, as promptly as possible thereafter, if all of the conditions of this Agreement have been complied with in a manner satisfactory to the Escrow Company, and if the Escrow Company has not received notice from Lender that a default or an Event of Default exists under the Credit Agreement, disburse the proceeds so received from Lender by delivering to the General Contractor and Subcontractors of Borrower, or, at Lender's request or the Escrow Company's option, to each of the Subcontractors entitled to receive a ny of such proceeds, by check, wire transfer or automated clearinghouse transfer, the amounts set forth in such Construction Draw Request; provided, however, Escrow Company shall not disburse the proceeds so received from Lender until it has received a waiver of mechanic's lien and/or materialman's lien, executed by the General Contractor, in the amount of the lienable costs payable from the requested Advance less the appropriate retainage, together with a waiver of mechanic's lien and/or materialman's lien executed by each Subcontractor to which any portion of any preceding Advance was paid covering liens for all work done and materials supplied for which disbursement was made from any preceding Advance, in the form required by Lender and/or the Escrow Company. Such waivers shall be accompanied by a schedule, in a form acceptable to Lender, listing all disbursements made FROM the preceding Advance and the recipients thereof.

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        9.      CONDITIONS TO FINAL ADVANCE. At the time of submission of the final Construction Draw Request, which shall not be submitted until completion of the Project, Borrower shall also submit the following to Lender and/or the Escrow Company, as indicated below:

        (a) to the Escrow Company, a written lien waiver from each General Contractor, Subcontractor and supplier that has provided more than $100,000 of work and/or materials in respect of the Project for all work theretofore done and for all materials theretofore furnished by it for construction or installation of the Improvements, which lien waivers shall conform in form and amount to the Sworn Construction Statement;

        (b) to Lender and the Escrow Company, such other supporting evidence as may reasonably be requested by Lender or the Escrow Company to substantiate all payments which are to be made out of such Advance and/or to substantiate all payments then made with respect to the Project;

        (c) to Lender, evidence satisfactory to Lender that all work requiring inspection by municipal or other governmental authorities having jurisdiction has been duly inspected and approved by such authorities and by the rating or inspection organization, bureau, corporation or office having jurisdiction, and that all requisite certificates of occupancy and other approvals have been issued:

        (d) to Lender, an AIA certificate of completion signed by Borrower, the General Contractor and the Inspecting Architect certifying that the Project has been completed substantially in accordance with the Construction Plans;

        (e) to Lender, upon request by Lender, at Borrower's cost, a written appraisal letter from a qualified Person confirming the value of the Project as completed; and

        (f) to Lender, evidence satisfactory to Lender that the plant is capable of operating at the performance levels as set forth in the Performance Guarantee Criteria in the General Contractor's Contract.

        10. EXCEPTIONS TO REQUIREMENTS FOR ADVANCES; SPECIAL DOCUMENTATION. The provisions of this Agreement requiring submission of the documents specified in SECTION 8 above shall not apply with respect to Loan proceeds to be disbursed for the items listed below, which may be disbursed in full upon submission of a Construction Draw Request listing such items signed by Borrower or Lender, and/or the following special documentation, if any, delivered to Lender and the Escrow Company or as otherwise provided by the Credit Agreement:

                ITEM                            SPECIAL DOCUMENTATION
                ----                            ---------------------

Lender charges (interest, fees, etc.)           None

Attorneys' fees (including Lender's counsel)    Copy of Statement
and inspecting Architect's fees

OTHER indirect (non-construction) items         As specified by Lender and the
                                                Escrow Company

        If Borrower directly pays certain costs of construction, and Lender and the Escrow Company approve, the Escrow Company may disburse Loan proceeds allocated for payment of such construction costs directly to Borrower as a reimbursement for such payment; PROVIDED that all of the other requirements of this Agreement, including but not limited to the presentation of waivers of lien with

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respect thereto, are fulfilled.

        11. ESCROW COMPANY'S RECORDS. The Escrow Company shall keep records showing the names of all Subcontractors and other payees to whom disbursements of Loan proceeds are made by the Escrow Company, the date of each disbursement, and the amount of each disbursement, which records may BE inspected by Borrower and Lender.

        12. IMPROPER DOCUMENTATION; RETURN OF FUNDS TO LENDER. If the Escrow Company shall determine, in its reasonable judgment, that proper documentation to support a given disbursement, as required by this Agreement, has not been furnished, the Escrow Company shall withhold payment of all or such portion of such disbursement as shall not be so supported by proper documentation, and shall promptly notify Borrower and Lender of the discrepancy in or omission of such documentation. Until such time as such discrepancy or omission is corrected to the satisfaction of the Escrow Company, it shall withhold such amount. In the event that such discrepancy or omission is not corrected within five (5) Business Days, the Escrow Company shall, upon demand of Lender, return such withheld funds to Lender, and the Obligations of Borrower to Lender under the Credit Agreement shall be credited with the amount of such funds. Such returned funds shall remain available for readvancement under the Credit Agreement, if the requirements thereof and hereof with respect thereto are later met. Escrow Company shall not be liable to any party to this Agreement for any interest on undisbursed funds.

        13. INSPECTIONS OF PROJECT. Borrower shall be responsible for making inspections of the Project during the course of construction, and shall determine to its own satisfaction that the work done or material supplied by the General Contractor and Subcontractors to whom disbursements are to be made out of each Advance has been properly done or supplied in accordance with applicable contracts with the General Contractor and such Subcontractors. The Escrow Company and Lender shall not be required to conduct on behalf of the Borrower any inspection of the Project.

        14. LOAN BALANCE. If at any time during the course of construction, the total of the unpaid Construction Costs as indicated by the column totals on the Sworn Construction Cost Statement exceeds the amount of undisbursed Loan proceeds, the Escrow Company shall not make further disbursements under the terms of this Agreement unless specifically directed to do so by Lender.

        15. LENDER'S AND ESCROW COMPANY'S LIABILITY. It is expressly understood and agreed that neither the Escrow Company nor Lender assumes any liability or responsibility for the satisfactory completion of the Project, for the adequacy of funds advanced or disbursed by either of them pursuant hereto and to the Credit Agreement to complete the Project, for inspections during construction, or for any acts on the part of Borrower or the General Contractor or the Subcontractors to be performed in the construction of the Project. Escrow Company shall not be liable to any party for any interest in the event funds are advanced by Lender but not disbursed pending the resolution of any dispute.

        16. NOTICES. Any notice required or permitted to be given by any party hereto to any other party hereto under the terms of this Agreement shall be deemed to have been given on the date the same is deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed to the party to which the notice is to be given at the address set forth opposite its name below, or at any other address specified in a notice given by such party to the other parties not less than ten (10) days prior to the effective date of the address change:

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If to Borrower:                         EAST KANSAS AGRI-ENERGY, L.L.C.
                                        Attention: William R. Pracht
                                        210 1/2 East 4th Avenue, P.O. Box 225
                                        Garnett, Kansas 66032
                                        Facsimile: (785) 448-2884

With a Copy to:                         Bill Hanigan, Esq.
                                        Brown, Winick, Graves, Gross, P.L.C.
                                        666 Grand Avenue, Suite 2000
                                        Des Moines, Iowa 50309
                                        Facsimile: (515) 283-0231

And a copy to:                          Mr. Ronald Vaske
                                        Lindquist & Vennum P.L.L.P.
                                        4200 IDS Center
                                        80 South 8th Street
                                        Minneapolis, Minnesota 55402
                                        Facsimile: (612) 371-3207

If to Lender:                           Home Federal Savings Bank
                                        1016 Civic Center Drive NW
                                        Suite 300
                                        P.O. Box 6947
                                        Rochester, Minnesota 55903-6947
                                        Attention: Eric N. Oftedahl
                                        Facsimile: (507) 252-7178

If to Escrow Company:                   First American Title Insurance Company
                                        National Commercial Services
                                        1900 Midwest Plaza West
                                        801 Nicollet Mall
                                        Minneapolis, Minnesota 55402
                                        Attention: Rodney D. Ives
                                        Facsimile: (612) 305-2021

        17. APPROVAL OF DOCUMENTS. All documents required to be delivered by Borrower to Lender or the Escrow Company pursuant to this Agreement shall be in form and content acceptable to Lender or the Escrow Company, as the case may be.

        18. LENDER'S RIGHTS. All of Lender's rights herein are in addition to, and not substitution of, Lender's other rights under the Credit Agreement and other Loan Documents. No parties shall have been deemed to have waived any right hereunder, unless such waiver is in writing signed by the party to be charged thereby. This Agreement shall be governed by the laws of the State of Minnesota, without regard to its conflicts or choice of law provisions. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof.

        19. COUNTERPART SIGNATURES. This Agreement may be executed by each party in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one binding document.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and YEAR first above written.

                                        BORROWER:

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                                        EAST KANSAS AGRI-ENERGY, L.L.C.

                                        By:     /s/ William R. Pracht
                                           -------------------------------------
                                                Name:  William R. Pracht
                                                Title:  President

                                        LENDER:

                                        HOME FEDERAL SAVINGS BANK

                                        By:     /s/ Eric Oftedahl
                                           -------------------------------------
                                                Name:  Eric Oftedahl
                                                Title:  Vice President

                                        ESCROW COMPANY:

                                        FIRST AMERICAN TITLE INSURANCE COMPANY
                                        OF KANSAS

                                        By:
                                           -------------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:

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        19.     COUNTERPART SIGNATURES. This Agreement may be executed by each party in one or more counterparts, each OF WHICH shall be deemed an original and all of which taken together shall constitute one binding document.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        BORROWER:

                                        EAST KANSAS AGRI-ENERGY, L.L.C.

                                        By:
                                           -------------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:

                                        LENDER:

                                        HOME FEDERAL SAVINGS BANK

                                        By:
                                           -------------------------------------
                                                Name: Eric Oftedahl
                                                Title: Vice President

                                        ESCROW COMPANY:

                                        FIRST AMERICAN TITLE INSURANCE COMPANY
                                        OF KANSAS, INC.

                                        By:     /s/ Todd Jones
                                           -------------------------------------
                                                Name:   Todd Jones
                                                Title:  Vice President

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                                  EXHIBIT A

                        LEGAL DESCRIPTION OF PROPERTY

TRACT I (PARCEL "A"):

All of Lots One (1), Two (2), Three (3) and Four (4), except the West 450 feet of said Lot Two (2) and Lot Three (3), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

A strip of land described as the South 50 feet of the West 450 feet of Lot Two
(2), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

TRACT 2 (PARCEL "B"):

Beginning at a 1/2" rebar at the Southwest corner of the Southeast Quarter (SE/4) of Section Thirty (30), Township (20) South, Range Twenty (20) East of the Sixth Principal Meridian, THENCE North 02(DEGREES)14'48" West for a distance of 925.52 feet to a 1/2" rebar on the West line of said Southeast Quarter (SE/4), THENCE South 68(DEGREES)39'56" East for a distance of 896.17 feet to a 1/2" rebar; THENCE South 74(DEGREES)03'04" East for a distance of 428.02 feet to a 1/2" rebar; THENCE South 02(DEGREES)14'48" East for a distance of 444.00 feet to a 1/2" rebar on the South line of said Southeast Quarter (SE/4); THENCE South 88(DEGREES)15'01" West for a distance of 1228.00 feet along said South line to the point of beginning.

Note: Parcel designations are for convenience of reference only and do not constitute an integral part of the legal description.